Exhibit 99.1

INTCOMEX, INC. ANNOUNCES RESULTS OF OPERATIONS AS OF DECEMBER 31, 2006

Miami, April 16, 2007: Intcomex, Inc. today issued notification of its earnings conference call to review the Company’s results of operations for the period ended December 31, 2006. The conference call will be held on Thursday, April 19, 2007 at 10:00AM EDT.

The dial-in information for the call is:

Dial-In: 888.576.9045

Int’l Participant Dial-In: 706.643.3686

ID: 6175975

Replay: Set to run until 04/26/07

Toll-Free: 800.642.1687

Int’l: 706.645.9291

ID: 6175975